SHAREHOLDER LETTER




--------------------------------------------------------------------------------
Your Trust's Goal: Franklin Universal Trust seeks to provide high, current income consistent with preservation of capital.
--------------------------------------------------------------------------------

Dear Shareholder:


We are pleased to bring you this annual report for Franklin Universal Trust, which covers the fiscal year ended August 31, 2001.

ECONOMIC OVERVIEW


The past 12 months were difficult for the economy and financial markets. The economy clearly slowed, showing declines in consumer confidence, employment, industrial production and manufacturing, retail sales and in broad gross domestic product (GDP) growth from quarter to quarter. As a result of the decelerating domestic economy, corporate earnings generally fell and expectations for future profits dimmed substantially, affecting technology-related companies most. In response to the economic downturn, and concerned about the specter of recession, the Federal Reserve Board (the Fed) began a round of aggressive monetary easing in an effort to stimulate the economy, lowering interest rates by 300 basis points to 3.50% during the first eight months of 2001. This helped to stabilize consumer spending, with housing and auto sales remaining fairly resilient.



CONTENTS

Shareholder Letter ..................................................        1

Performance Summary .................................................        8

Dividend Reinvestment and Cash Purchase Plan ........................       11

Financial Highlights & Statement of Investments .....................       15

Financial Statements ................................................       22

Notes to Financial Statements .......................................       26

Independent Auditors' Report ........................................       30

Tax Designation .....................................................       31




The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 16.

PORTFOLIO BREAKDOWN

Based on Total Market Value 8/31/01

                              [BAR CHART OMITTED]

                                                                  TOTAL MARKET
                                                                 VALUE 8/31/01
                                                                 -------------
Corporate Bonds .........................................            68.8%

Utilities Stock .........................................            21.0%

Foreign Government U.S. Dollar-Denominated Bonds ........             5.0%

Misc. Equities & Preferred Stocks .......................             4.2%

Natural Resources Equities & Preferred Stocks ...........             0.4%

Convertible Bonds .......................................             0.3%

Foreign Government Agencies .............................             0.2%

Cash & Equivalents ......................................             0.1%


Given the weakness in corporate earnings and analysts' uncertainty regarding future earnings, the consumer and the economy as a whole, financial markets performed poorly. Despite a rally in the spring months, the Standard & Poor's 500(R) (S&P 500(R)) Composite Index and the Nasdaq Composite Index suffered total returns of -24.39% and -56.81%, while the Dow Jones(R) Industrial Average fell just 9.85% for the year ended August 31, 2001.(1) Meanwhile, Treasuries reacted favorably to the economic slowdown and suffering stock markets, with the yield on the 10-year note falling from 5.7% at the beginning of the Trust's fiscal year to 4.8% on August 31, 2001.

The asset classes that make up the majority of the Fund -- high yield bonds and utilities stocks -- reacted to the slowing economy in different ways. High yield bonds performed poorly at the beginning of the Trust's fiscal year, due as much to rising default rates in 2000 as to actual economic weakness. High yield bonds fell 7.78% during the first three months of the reporting period according to the CSFB High Yield Index.(2) A rally ensued into 2001, at first because high yield debt had become oversold, and then as the Fed rate cuts raised investor expectations for an improving fundamental outlook. From their late-November low


1. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value-weighted and includes over 4,000 companies. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks.

2. Source: Standard & Poor's Micropal. The unmanaged Credit Suisse First Boston High Yield Index is constructed to mirror the investable universe of the U.S. dollar-denominated high yield debt market and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

point, high yield bonds returned 9.01% through August 31, 2001, bringing them into positive territory for the full fiscal year with a total return of 0.53%.(2) Utility stocks, meanwhile, posted much stronger results during the year under review as investors sought the sector's safer assets that offered high dividend yields and favorable earnings outlooks. These sentiments, aided by rising energy prices, contributed to the S&P Electrical Companies Index's 13.24% total return for the period under review.(3) This result came despite substantial obstacles posed by the fallout from California's energy crisis, which punished utilities throughout 2001, and investors' occasional returns to higher-risk assets during temporary stock market rebounds. Within this difficult economic environment, Franklin Universal Trust's one-year cumulative total return as of August 31, 2001, was -0.97% based on the change in net asset value and +19.01% based on the change in market price on the New York Stock Exchange.

INDUSTRY DISCUSSIONS

MEDIA

The Trust increased its exposure to the media industry during its fiscal year through the purchase of several new positions. While advertising spending slowed along with the economy, we were able to find companies that we believed were well-positioned to withstand the economy's deceleration and yet offer investors attractive yields. One such company, CanWest Media, has a combination of what we believe is a solid television-broadcasting platform with leading newspapers in Canada. Another, Key3Media Group, operates a number of premier trade shows, including Comdex, which oversees the world's largest information technology


TOP 10 HOLDINGS
Based on Total Market Value
8/31/00 vs. 8/31/01

8/31/01
--------------------------------------------------------------------------------
Republic of Brazil .................................................       2.5%

TXU Corp. ..........................................................       2.1%

Sovereign Bancorp Inc. .............................................       2.1%

Charter Communications .............................................       2.0%

Station Casinos Inc. ...............................................       1.9%

Nortek Inc. ........................................................       1.9%

Intermedia Communications Inc. .....................................       1.9%

Riverwood International ............................................       1.9%

Millicom International Cellular SA .................................       1.8%

EchoStar Broadband Corp. ...........................................       1.8%


8/31/00
--------------------------------------------------------------------------------
Republic of Brazil ...............................................         2.7%

Duke Energy Corp. ................................................         2.3%

Southern Co. .....................................................         2.2%

Millicom International Cellular SA ...............................         1.9%

FPL Group Inc. ...................................................         1.8%

Avecia Group .....................................................         1.8%

TXU Corp. ........................................................         1.7%

Williams Communications ..........................................         1.7%

Consolidated Container Co. LLC ...................................         1.6%

Level 3 Communications ...........................................         1.5%



3. Source: Standard & Poor's Micropal. The unmanaged S&P Electrical Companies Index is a subsector of the Utilities Sector of the S&P 500. It includes all the companies in the Electrical Companies industry that are in the S&P
      500. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

conventions. Its strong capitalization should enable it to withstand any volatility in trade show bookings resulting from the economy. We also added to our position in Six Flags based on our theory that regional theme parks should hold up much better than destination parks in a slowing economy.

WIRELESS

Products from the wireless industry continued making progress in their transition from luxury items to general utilities. Technological improvements and more attractive pricing plans increased wireless subscriptions, and we believe new service offerings and data applications should continue to drive future growth. Equally as important, many subscribers now consider their cellular phones to be an integral part of their lifestyle as opposed to a luxury. The Trust initiated a position in American Cellular seeking to take advantage of this attractive industry's growth opportunities. The wireless industry also benefited from increased merger and acquisition activity. For example, the Trust's position in VoiceStream traded up substantially as the company was purchased by investment-grade rated Deutsche Telekom.

HEALTH CARE

The health care sector benefited from two major factors during the year. Medicare and the private sector for managed care increased reimbursements, which helped drive strong fundamental performance. In addition, strong technical performance resulted from the sector's defensive nature, as companies with more predictable earnings and reliable revenue streams appealed to investors in the slowing economic environment. During the Trust's fiscal year, we sold our positions in two hospital companies, HCA and Tenet Healthcare, as their bonds reached historically high levels. We purchased the bonds of another hospital company,

Triad, that we found attractive based on both its better growth opportunities and relatively higher yield. We also increased the portfolio's investments in Magellan, which sold two non-core businesses and used the proceeds to pay down debt and focus on mental health benefit management, its specialty.

CABLE AND PAY TELEVISION

The Trust maintained a significant weighting in the cable and pay television industry, owing to favorable industry fundamentals. The industry offers defensive characteristics, as most consumers will continue to subscribe to cable or satellite dishes despite a weakening economy. In addition, the industry holds growth opportunities in the form of new services such as digital cable and cable modems for Internet access. During the Trust's fiscal year, we initiated positions in Insight Midwest and EchoStar Communications (formerly EchoStar Broadband). Insight is a cable operator that owns one of the more upgraded networks of assets in the industry, enabling the company to offer the new services mentioned above. Most of Insight's properties are also 50%-owned by AT&T, which serves as a valuable strategic partner. EchoStar operates the country's largest direct broadcast satellite (DBS) system, and has achieved rapid growth both as DBS has gained subscribers and as the company has garnered market share from other DBS providers. During the year under review, EchoStar reached a critical mass that enabled credit measures to improve meaningfully and positioned the company to participate in further credit-enhancing transactions.

ELECTRIC UTILITIES

We saw generally strong performance in our electric utility stocks as investors returned to these stocks' high relative yields and historically low valuations, and the S&P Electrical Companies

Index outperformed the S&P 500 by a very wide margin. Early in the Trust's fiscal year, we lightened our electric utility positions as valuations rose to what we perceived as normal levels. From December 2000 into early 2001, the California energy crisis prompted stock declines among related utility companies amid growing concerns of re-regulation. Eventually, and despite a moderation of power prices due to mild summer weather, investor sentiment improved in the latter half of the reporting period as the industry's low valuations provided an attractive alternative to increasingly higher risk equity assets. We acquired new positions in Mirant and Atmos Energy, companies that we believed offered attractive yields and overall value. We remain optimistic that the electric industry will continue to see accelerating growth and provide significant value relative to other equity investments, especially in times of economic and market volatility.

WHAT'S AHEAD

The outlook for the U.S. economy remains uncertain, and volatility could increase. Recent economic data has been mostly weak, and despite flickering optimism among economists and market watchers alike, there is a chance the economy has slipped into a recession. Although the Fed's wave of interest rate cuts should eventually help the domestic economy, at period-end earnings are still deteriorating and the rest of the world is beginning to feel the impact of waning domestic output. As we write this annual report, the tragic events of September 11 are playing out, and are sure to cause short-term disruptions and volatility for the financial markets. Financial markets, however, are forward-looking, and could begin to recover before the U.S. economy does. We believe the Trust is invested in companies that should be well-positioned to withstand the economic slowdown and will participate in the recovery when it occurs. With the valuations on high yield bonds and utility stocks at historically attractive levels, we continue to find favorable investment opportunities and hold a positive outlook for the Trust.

Sincerely,


/s/ Christopher Molumphy


Christopher Molumphy
Senior Portfolio Manager



/s/ Glenn I. Voyles


Glenn I. Voyles
Portfolio Manager

Franklin Universal Trust


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. Distribution rate is based on an annualization of the Trust's August 6.7 cent ($0.067) per share dividend and the NYSE closing price of $8.24 on 8/31/01.






--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Trust's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Trust's operating expenses. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment and cash purchase plan.


PRICE AND DISTRIBUTION INFORMATION

                                         CHANGE         8/31/01        8/31/00
--------------------------------------------------------------------------------
Net Asset Value                          -$0.89          $7.32          $8.21
Market Price (NYSE)                      +$0.552         $8.24         $7.688

DISTRIBUTIONS (9/1/00-8/31/01)
Dividend Income                          $0.804


PERFORMANCE

                                                 1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)
 Based on change in net asset value              -0.97%     +29.44%    +165.53%
 Based on change in market price                +19.01%     +52.10%    +214.41%
Average Annual Total Return(1)
 Based on change in net asset value              -0.97%      +5.30%    +10.26%
 Based on change in market price                +19.01%      +8.75%    +12.14%
Distribution Rate(2)                  9.76%



For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

FRANKLIN UNIVERSAL TRUST
ANNUAL SHAREHOLDERS' MEETING
MAY 8, 2001



At an Annual Shareholders' Meeting of Franklin Universal Trust (the "Fund") held on May 8, 2001, shareholders approved the following:


1. Regarding the election of a Board of Trustees of the Fund.

                                                            WITHHELD
                                                                OR      BROKER
TRUSTEES                    SHARES FOR      SHARES AGAINST   ABSTAIN   NON VOTE
--------------------------------------------------------------------------------
Frank H. Abbott          23,173,870.0523     261,717.7822        0        0
Harris J. Ashton         23,197,253.0523     238,334.7822        0        0
Robert F. Carlson        23,195,911.0523     239,676.7822        0        0
S. Joseph Fortunato      23,196,053.0523     239,534.7822        0        0
Edward B. Jamieson       23,197,661.0523     237,926.7822        0        0
Charles B. Johnson       23,193,653.0523     241,934.7822        0        0
Rupert H. Johnson, Jr.   23,196,061.0523     239,526.7822        0        0
Frank W.T. LaHaye        23,191,103.0523     244,484.7822        0        0
Gordon S. Macklin        23,196,003.0523     239,584.7822        0        0




2. Regarding the ratification of the selection of PricewaterhouseCoopers LLP, as the independent auditor for the Fund for the fiscal year ending August 31, 2001.

                                                 WITHHELD               BROKER
SHARES FOR             SHARES AGAINST           OR ABSTAIN             NON VOTE
--------------------------------------------------------------------------------
23,179,027.2686          69,325.9999           187,234.5660                0


3. Regarding the proposal to grant the proxyholders the authority to vote upon any other business that may legally come before the Meeting.

                                                 WITHHELD               BROKER
SHARES FOR             SHARES AGAINST           OR ABSTAIN             NON VOTE
--------------------------------------------------------------------------------
22,549,034.1587          422,343.7512          463,936.9246            273.0000

PORTFOLIO OPERATIONS


CHRISTOPHER MOLUMPHY
Senior Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc., since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Universal Trust since 1991.

GLENN I. VOYLES
Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Glenn Voyles is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from Stanford University. He joined Franklin Templeton in 1993. He is a member of Security Analysts of San Francisco (SASF) and the Association for Investment Management and Research (AIMR).

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN


The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), Attn:
Franklin Universal Trust, P.O. Box 8030, Boston, MA 02266-8030, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution payable either in cash or in stock of the Trust and the market price of shares on the valuation date equals or exceeds the net asset value, the Trust will issue new shares to you at the higher of net asset value or 95% of the then current market price. If the market price is lower than net asset value and if dividends or capital gain distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Trust had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Trust will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PFPC Inc. and sent to PFPC Inc., Attn: Franklin Universal Trust, P.O. Box 8030, Boston, MA 02266-8030.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Trust issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

FRANKLIN UNIVERSAL TRUST
Financial Highlights


                                                                                  YEAR ENDED AUGUST 31,
                                                     -----------------------------------------------------------------------------
                                                           2001           2000           1999            1998            1997
                                                     -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............    $     8.21      $    8.91      $    9.28      $    10.20      $     9.53
                                                     -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b)........................           .73            .81            .82             .85             .86
 Net realized and unrealized gains (losses) .....          (.82)          (.65)          (.35)           (.63)            .65
                                                     -----------------------------------------------------------------------------
Total from investment operations ................          (.09)           .16            .47             .22            1.51
                                                     -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................          (.80)          (.80)          (.84)           (.80)           (.83)
 Net realized gains .............................            --           (.06)            --            (.34)           (.01)
                                                     -----------------------------------------------------------------------------
Total distributions .............................          (.80)          (.86)          (.84)          (1.14)           (.84)
                                                     -----------------------------------------------------------------------------
Net asset value, end of year ....................    $     7.32      $    8.21      $    8.91      $     9.28      $    10.20
                                                     =============================================================================
Market value, end of year(a).....................    $    8.240      $   7.688      $   8.688      $    9.250      $    9.500
                                                     =============================================================================

Total return (based on market value per share) ..         19.01%          (.40)%         2.95%           9.40%          14.00%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................    $  198,598      $ 220,742      $ 239,537      $  248,419      $  273,173
Ratios to average net assets:
 Expenses .......................................          3.29%          3.15%          2.92%           2.63%           2.72%
 Net investment income ..........................          9.38%          9.92%          8.86%           8.29%           8.74%
Portfolio turnover rate .........................         31.60%         29.59%         31.62%          36.66%          51.48%
Total debt outstanding at end of year (000's) ...    $   75,000      $  75,000      $  75,000      $   75,000      $   74,987
Asset coverage per $1,000 of debt ...............    $    3,648      $   3,948      $   4,194      $    4,312      $    4,643
Average amount of notes per share during the year    $     2.76      $    2.79      $    2.79      $     2.80      $     2.80

(a)   Based on the last sale on the New York Stock Exchange.

(b)   Based on average shares outstanding effective year ended August 31, 1999.


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001

                                                                                                        SHARES/
                                                                                     COUNTRY            WARRANTS            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 29.5%
    CONSUMER NON-DURABLES .5%
    R.J. Reynolds Tobacco Holdings Inc. .......................................   United States           18,000       $  1,039,500
                                                                                                                      ------------
    CONSUMER SERVICES
    Marriott International Inc., A ............................................   United States            1,504             65,950
                                                                                                                      ------------

    ENERGY MINERALS .2%
(a) Abraxas Petroleum Corp. ...................................................   United States           74,460            176,470
    Devon Energy Corp. ........................................................   United States            3,285            151,997
(a) McMoRan Exploration Co. ...................................................   United States            1,800             13,140
                                                                                                                      ------------
                                                                                                                           341,607
                                                                                                                      ------------
    INDUSTRIAL SERVICES 1.9%
    Dynegy Inc. ...............................................................   United States           60,000          2,530,200
    Enron Corp. ...............................................................   United States           28,815          1,008,237
(a) Transocean Sedco Forex Inc., wts., 144A, 5/01/09 ..........................   United States            1,250            236,250
                                                                                                                      ------------
                                                                                                                         3,774,687
                                                                                                                      ------------
    NON-ENERGY MINERALS .3%
    AngloGold Ltd., ADR .......................................................    South Africa          30,446             543,461
                                                                                                                      ------------

    PROCESS INDUSTRIES
(a) Gaylord Container Corp., wts., 11/01/02 ...................................   United States          46,137              64,592
                                                                                                                      ------------

    PRODUCER MANUFACTURING
(a) Harvard Industries Inc. ...................................................   United States         109,618              82,214
                                                                                                                      ------------

    TELECOMMUNICATIONS 2.7%
    AT&T Corp. ................................................................   United States          125,000          2,380,000
(a) AT&T Wireless Services Inc. ...............................................   United States           40,225            623,488
    BellSouth Corp. ...........................................................   United States           60,000          2,238,000
(a) Loral Orion Network Systems, wts., 1/15/07 ................................   United States            5,000             11,250
(a) Poland Telecom Finance, wts., 144A, 12/01/07 ..............................       Poland               3,000                  3
                                                                                                                       ------------
                                                                                                                          5,252,741
                                                                                                                       ------------

   UTILITIES 23.9%
   Allegheny Energy Inc. .....................................................    United States           17,500            771,400
   American Electric Power Co. Inc. ..........................................    United States           50,000          2,288,500
   Atmos Energy Corp. ........................................................    United States           85,000          1,836,000
   CMS Energy Corp. ..........................................................    United States           60,000          1,407,600
   Dominion Resources Inc. ...................................................    United States           50,000          3,147,500
   DTE Energy Co. ............................................................    United States          100,000          4,329,000
   Duke Energy Corp. .........................................................    United States          120,000          4,717,200
   Exelon Corp. ..............................................................    United States           80,000          4,368,000
   FPL Group Inc. ............................................................    United States           80,000          4,348,000
   Pinnacle West Capital Corp. ...............................................    United States           30,000          1,338,300
   Reliant Energy Inc. .......................................................    United States           96,200          2,891,772
   Southern Co. ..............................................................    United States          140,000          3,243,800
   TXU Corp. .................................................................    United States          118,000          5,602,640

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)


                                                                                                        SHARES/
                                                                                     COUNTRY            WARRANTS            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   UTILITIES (CONT.)
   Utilicorp United Inc. .....................................................    United States         130,000        $  4,180,800
   Xcel Energy Inc. ..........................................................    United States         104,470           2,862,478
                                                                                                                       ------------
                                                                                                                         47,332,990
                                                                                                                       ------------
   TOTAL COMMON STOCKS AND WARRANTS (COST $46,602,475)........................                                           58,497,742
                                                                                                                       ------------
   PREFERRED STOCKS 2.0%
   CONSUMER SERVICES 1.9%
   Sinclair Capital, 11.625%, pfd. ...........................................    United States          40,000           3,810,000
                                                                                                                       ------------
   PROCESS INDUSTRIES .1%
(a)Asia Pulp & Paper Co. Ltd., 12.00%, 2/15/04 ...............................      Indonesia         4,000,000              90,000
                                                                                                                       ------------
   TOTAL PREFERRED STOCKS (COST $8,000,000)...................................                                            3,900,000
                                                                                                                       ------------
   CONVERTIBLE PREFERRED STOCKS 3.1%
   CONSUMER SERVICES .5%
   MediaOne Group Inc., 7.00%, cvt. pfd. Into Vodafone, ......................    United States          44,400           1,041,180
                                                                                                                       ------------
   REAL ESTATE INVESTMENT TRUST .8%
   Archstone Communities Trust, 7.00%, cvt. pfd., A ..........................    United States          45,000           1,656,000
                                                                                                                       ------------
   UTILITIES 1.8%
   Mirant Trust I, 6.25%, cvt. pfd., A .......................................    United States           5,800             371,200
   Utilicorp United Inc., 9.75%, cvt. pfd. ...................................    United States          91,000           3,103,100
                                                                                                                       ------------
                                                                                                                          3,474,300
                                                                                                                       ------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,622,475).......................                                            6,171,480
                                                                                                                       ------------

                                                                                                     PRINCIPAL
                                                                                                      AMOUNT(d)
                                                                                                      ---------
   BONDS 99.7%
   COMMERCIAL SERVICES 3.5%
   Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 ...............    United Kingdom     $2,800,000           2,338,000
   Key3Media Group Inc., senior sub note, 11.25%, 6/15/11 ....................    United States       5,000,000           4,600,000
                                                                                                                       ------------
                                                                                                                          6,938,000
                                                                                                                       ------------
   CONSUMER DURABLES .3%
   E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ................    United States       1,750,000             533,750
                                                                                                                       ------------
   CONSUMER NON-DURABLES .9%
   Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 .........    United States       3,500,000           1,802,500
                                                                                                                       ------------
   CONSUMER SERVICES 29.8%
   Advantica Restaurant Group Inc., senior note, 11.25%, 1/15/08 .............    United States       1,598,325           1,046,903
   Armkel Finance Inc., senior sub. note, 144A, 9.50%, 8/15/09 ...............    United States       1,900,000           1,957,000
(b)Atherton Franchise Capital, LP, 13.073%, 12/01/08 .........................    United States         765,361             742,400
   CanWest Media Inc., senior sub. note, 144A, 10.625%, 5/15/11 ..............        Canada          2,100,000           2,173,500
   Century Communications Corp., B, zero cpn., senior disc. note, 1/15/08 ....    United States       5,000,000           2,425,000
   Chancellor Media Corp.,
       senior note, 8.00%, 11/01/08 ..........................................    United States       2,000,000           2,085,000
       senior sub. note, B, 8.75%, 6/15/07 ...................................    United States       2,000,000           2,080,000

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)


                                                                                                      PRINCIPAL
                                                                                     COUNTRY          AMOUNT(d)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   CONSUMER SERVICES (CONT.)
   Charter Communications Holdings LLC, senior disc. note, zero cpn. to
       4/01/04, 9.92%  thereafter, 4/01/11 ...................................    United States      $5,750,000        $  4,096,875
   Charter Communications Holdings LLC, senior disc. note, zero cpn. to
       1/15/05, 11.75% thereafter, 1/15/10 ...................................    United States       1,750,000           1,216,250
   CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ......................    United States       3,000,000           3,198,750
   Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ........................    United Kingdom      3,000,000           2,265,000
   EchoStar Broadband Corp., senior note, 10.375%, 10/01/07 ..................    United States       4,500,000           4,753,125
(c)Family Restaurant Inc., senior note, 9.75%, 2/01/02 .......................    United States       2,000,000              50,000
   Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02, 9.75%
       thereafter, 8/15/07 ...................................................    United States       4,000,000           3,845,000
   Horseshoe Gaming Holding Corp., senior sub. note, 8.625%, 5/15/09 .........    United States       4,000,000           4,100,000
   Insight Midwest, senior note, 144A, 10.50%, 11/01/10 ......................    United States       3,500,000           3,780,000
   LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03, 10.00%
       thereafter, 3/01/08 ...................................................    United States       2,000,000           1,600,000
Lodgian Finance Corp., 12.25%, 7/15/09 .......................................    United States       1,400,000             819,000
Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07 ............    United States       4,000,000           4,285,000
Premier Parks Inc., senior disc. note, zero cpn. to 4/1/03, 10.00%
       thereafter, 4/01/08 ...................................................    United States       3,000,000           2,580,000
Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ..................    United States       2,250,000           2,286,563
Station Casinos Inc., senior note, 8.375%, 2/15/08 ...........................    United States       5,000,000           5,100,000
Telewest Communications PLC, senior disc. note, zero cpn.
       to 4/15/04, 9.25% thereafter, 4/15/09 .................................    United Kingdom      1,500,000             678,750
Telewest Communications PLC, senior disc. note, zero cpn. to
       2/01/05, 11.375%  thereafter, 2/01/10 .................................    United Kingdom      3,500,000           1,544,375
United Pan-Europe Communications NV, senior disc. note, zero cpn.
       to 8/01/04, 12.50% thereafter, 8/01/09 ................................     Netherlands        3,850,000             558,250
                                                                                                                       ------------
                                                                                                                         59,266,741
                                                                                                                       ------------
   DISTRIBUTION SERVICES
(c)AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 ..........    United States       1,000,000              15,000
(c)AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 .....    United States       2,700,000              40,500
                                                                                                                       ------------
                                                                                                                             55,500
                                                                                                                       ------------
   ENERGY MINERALS 1.7%
   P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 ..................    United States         369,000             389,295
   P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 .............    United States       2,821,000           3,018,470
                                                                                                                       ------------
                                                                                                                          3,407,765
                                                                                                                       ------------
   FINANCE 2.8%
   Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 .....................    United States       5,000,000           5,500,000
                                                                                                                       ------------

   GOVERNMENT BONDS 7.0%
   ESCOM, E168, utility deb., 11.00%, 6/01/08 ................................     South Africa       4,350,000 ZAR         514,137
   Republic of Brazil, 12.75%, 1/15/20 .......................................        Brazil          8,000,000           6,806,000
   Republic of Bulgaria, FRN, 4.563%, 7/28/11 ................................       Bulgaria         3,960,000           3,207,600
   United Mexican States, 11.375%, 9/15/16 ...................................        Mexico          2,750,000           3,334,375
                                                                                                                       ------------
                                                                                                                         13,862,112
                                                                                                                       ------------

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)


                                                                                                       PRINCIPAL
                                                                                     COUNTRY           AMOUNT(d)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   HEALTH SERVICES 2.9%
   Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ...........    United States      $4,000,000        $  3,880,000
   Triad Hospitals Inc., senior note, 144A, 8.75%, 5/01/09 ...................    United States       1,800,000           1,881,000
                                                                                                                       ------------
                                                                                                                          5,761,000
                                                                                                                       ------------
   INDUSTRIAL SERVICES 4.7%
   Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ..........    United States       2,000,000           2,025,000
   Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03, 9.875%
       thereafter,  2/15/08 ..................................................    United States       3,550,000           3,248,250
   URS Corp., senior sub. note, 12.25%, 5/01/09 ..............................    United States       4,000,000           4,100,000
                                                                                                                       ------------
                                                                                                                          9,373,250
                                                                                                                       ------------
   NON-ENERGY MINERALS 2.3%
   Louisiana Pacific Corp., 10.875, senior sub. note, 10.875%, 11/15/08 ......    United States         700,000             712,250
   Ormet Corp., senior secured note, 144A, 11.00%, 8/15/08 ...................    United States       4,000,000           3,180,000
(c)Sheffield Steel Corp., first mortgage, 11.50%, 12/01/05 ...................    United States       2,000,000             615,000
                                                                                                                       ------------
                                                                                                                          4,507,250
                                                                                                                       ------------
   PROCESS INDUSTRIES 17.1%
   Anchor Glass, first mortgage, 11.25%, 4/01/05 .............................    United States       4,200,000           3,423,000
   Applied Extrusion Technologies Inc., senior note, 144A, 10.75%, 7/01/11 ...    United States       1,000,000           1,055,000
   Avecia Group PLC, senior note, 11.00%, 7/01/09 ............................    United Kingdom     3,000,000            3,075,000
   Consolidated Container Co. LLC, senior disc. note, 10.125%, 7/15/09 .......    United States      4,500,000            4,432,500
   Equistar Chemical, senior note, 144A, 10.125%, 9/01/08 ....................    United States        700,000              710,500
   FiberMark Inc., senior note, 144A, 10.75%, 4/15/11 ........................    United States       4,000,000           3,960,000
   Huntsman ICI Chemicals, zero cpn., senior disc. note, 12/31/09 ............    United States       7,500,000           2,043,750
   MacDermid Inc., senior sub. note, 9.125%, 7/15/11 .........................    United States      1,500,000            1,522,500
   Millenium America Inc., senior note, 144A, 9.25%, 6/15/08 .................    United States       2,400,000           2,448,000
   Noveon Inc., B, 11.00%, 2/28/11 ...........................................    United States         800,000             824,000
(c)Pindo Deli Finance Mauritius, senior note, 11.75%, 10/01/17 ...............      Indonesia         3,000,000             307,500
   Resolution Performance Products senior sub. note, 13.50%, 11/15/10 ........    United States       1,600,000           1,736,000
   Riverwood International, senior sub. note, 10.875%, 4/01/08 ...............    United States       5,000,000           4,950,000
   Westpoint Stevens Inc., 7.875%, 6/15/05 ...................................    United States       4,500,000           1,777,500
   William Carter, senior sub. note, 144A, 10.875%, 8/15/11 ..................    United States       1,700,000           1,763,750
                                                                                                                       ------------
                                                                                                                         34,029,000
                                                                                                                       ------------
   PRODUCER MANUFACTURING 4.8%
   Nortek Inc., senior note, 8.875%, 8/01/08 .................................    United States       1,000,000             995,000
   Nortek Inc., senior note, B, 9.125%, 9/01/07 ..............................    United States       4,000,000           4,020,000
(c)Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 .........    United States       2,250,000              30,938
   Tenneco Automotive Inc., senior sub. note, 11.625%, 10/15/09 ..............    United States       2,000,000           1,000,000
   Terex Corp., senior sub. note, 8.875%, 4/01/08 ............................    United States       2,650,000           2,597,000
   Terex Corp., senior sub. note, D, 8.875%, 4/01/08 .........................    United States       1,000,000             980,000
                                                                                                                       ------------
                                                                                                                          9,622,938
                                                                                                                       ------------
   RETAIL TRADE .5%
(c)Specialty Retailers Inc., senior note, B, 8.50%, 7/15/05 ..................    United States       2,000,000             850,000
                                                                                                                       ------------

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)


                                                                                                       PRINCIPAL
                                                                                     COUNTRY           AMOUNT(d)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   TECHNOLOGY SERVICES .4%
(c)Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 .......................    United States      $3,100,000        $    542,500
(c)PSINet Inc., 10.50%, 12/01/06 .............................................    United States         700,000              52,500
(c)PSINet Inc., 11.00%, 8/01/09 ..............................................    United States       3,250,000             243,750
                                                                                                                       ------------
                                                                                                                            838,750
                                                                                                                       ------------
   TELECOMMUNICATIONS 20.5%
   American Cellular Corp., senior sub. note, 9.50%, 10/15/09 ................    United States       3,600,000           3,339,000
   Call-Net Enterprises Inc., senior note, 9.375%, 5/15/09 ...................        Canada          3,750,000           1,331,250
   Crown Castle International Corp., senior disc. note, zero cpn. to
       8/01/04, 11.25%  thereafter, 8/01/11 ..................................    United States       6,000,000           3,795,000
   Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 ...........    United States       4,000,000           4,180,000
   Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02,
       11.25% thereafter, 7/15/07 ............................................    United States       5,000,000           4,975,000
   Level 3 Communications Inc., senior disc. note, zero cpn to 12/01/03, 10.50%
       thereafter, 12/01/08 ..................................................    United States      7,000,000            2,065,000
   McLeodUSA Inc., senior note, 11.375%, 1/01/09 .............................    United States       2,900,000           1,566,000
(c)Metrocall Inc., senior sub. note, 9.75%, 11/01/07 .........................    United States       4,000,000             180,000
   Millicom International Cellular SA, senior disc. note, 13.50%, 6/01/06 ....      Luxembourg        6,000,000           4,770,000
   Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95%
       thereafter,  2/15/08 ..................................................    United States       5,000,000           3,237,500
   Nextel Partners Inc., senior note, 11.00%, 3/15/10 ........................    United States      1,500,000            1,196,250
   Orion Network Systems, senior disc. note, zero cpn to 1/15/02, 12.50%
       thereafter, 1/15/07 ...................................................    United States       3,100,000           1,116,000
(c)Poland Telecom Finance, senior note, B, 14.00%, 12/01/07 ..................        Poland          3,000,000              45,000
   Triton PCS Inc., senior sub. note, 9.375%, 2/01/11 ........................    United States       2,300,000           2,323,000
   VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04,
        11.875% thereafter, 11/15/09 .........................................    United States       3,500,000           2,975,000
   Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ........    United States       5,000,000           2,300,000
   XO Communications Inc., senior note, 9.625%, 10/01/07 .....................    United States       2,000,000             670,000
   XO Communications Inc., senior note, 9.00%, 3/15/08 .......................    United States       2,000,000             650,000
                                                                                                                       ------------
                                                                                                                         40,714,000
                                                                                                                       ------------
   TRANSPORTATION .5%
   Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 ........    United States         500,000             518,125
   Great Lakes Dredge & Dock Corp., senior sub. note, 144A, 11.25%, 8/15/08 ..    United States         500,000             518,125
                                                                                                                       ------------
                                                                                                                          1,036,250
                                                                                                                       ------------
   TOTAL BONDS (COST $251,406,243) ...........................................                                          198,098,806
                                                                                                                       ------------

   CONVERTIBLE BONDS .4%
   Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 (COST $1,015,413) .....        Canada          1,500,000             882,403
                                                                                                                       ------------
   TOTAL LONG TERM INVESTMENTS (COST $312,646,606) ...........................                                          267,550,431
                                                                                                                       ------------

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT(d)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(e)REPURCHASE AGREEMENT .1%
   Joint Repurchase Agreement, 3.649%, 9/04/01 (Maturity Value $177,386)
      (COST $177,314) ........................................................                       $  177,314        $    177,314
      ABN AMRO Inc.
      BMO Nesbitt Burns Corp.
      BNP Paribas Securities Corp.
      Banc of America Securities LLC
      Barclays Capital Inc.
      CS First Boston Corp.
      Deutsche Bank Alex Brown Inc.
      Dresdner Kleinwort Benson North American LLC
      Lehman Brothers Inc.
      Morgan Stanley & Co. Inc.
      SG Cowen Securities Corp.
      UBS Warburg LLC
        Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S
          Government Agency Securities
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $312,823,920) 134.8% ..............................                                          267,727,745
   OTHER ASSETS, LESS LIABILITIES (34.8)% ....................................                                          (69,129,283)
                                                                                                                       ------------
   NET ASSETS 100.0% .........................................................                                         $198,598,462
                                                                                                                       ============


CURRENCY ABBREVIATION:
ZAR - South African Rand


(a)   Non-Income producing.

(b)   See Note 8 regarding restricted securities.

(c)   See Note 7 regarding defaulted securities.

(d)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(e) Investment is through participation in a joint account with other funds managed by the investment advisor. At August 31, 2001, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2001

Assets:
 Investments in securities, at value (cost $312,823,920) ...............      $ 267,727,745
 Cash ..................................................................          1,023,683
 Receivables:
  Dividends and interest ...............................................          4,994,258
 Notes issuance costs (Note 3) .........................................             79,609
                                                                              -------------
      Total assets .....................................................        273,825,295
                                                                              -------------
Liabilities:
 Payables:
  Affiliates ...........................................................            188,309
  Notes (Note 3) .......................................................         75,000,000
 Other liabilities .....................................................             38,524
                                                                              -------------
      Total liabilities ................................................         75,226,833
                                                                              -------------
       Net assets, at value ............................................      $ 198,598,462
                                                                              =============
Net assets consist of:
 Undistributed net investment income ...................................      $   3,028,062
 Net unrealized depreciation ...........................................        (45,096,611)
 Accumulated net realized loss .........................................         (9,271,936)
 Capital shares ........................................................        249,938,947
                                                                              -------------
      Net assets, at value .............................................      $ 198,598,462
                                                                              =============
Net asset value per share ($198,598,462 / 27,149,155 shares outstanding)      $        7.32
                                                                              =============


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001


Investment income:
 Dividends ..............................................................      $  3,500,654
 Interest (net of foreign taxes of $1,293) ..............................        23,093,398
                                                                               ------------
      Total investment income ...........................................        26,594,052
                                                                               ------------
Expenses:
 Management fees (Note 4) ...............................................         2,137,278
 Transfer agent fees ....................................................           113,839
 Custodian fees .........................................................             6,922
 Reports to shareholders ................................................            37,968
 Professional fees ......................................................            46,260
 Trustees' fees and expenses ............................................            19,414
 Amortization of note issuance costs (Note 3) ...........................            39,803
 Other ..................................................................            45,757
                                                                               ------------
  Expenses before interest expense ......................................         2,447,241
  Interest expense (Note 3) .............................................         4,455,000
                                                                               ------------
      Total expenses ....................................................         6,902,241
                                                                               ------------
       Net investment income ............................................        19,691,811
                                                                               ------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
  Investments ...........................................................            37,874
  Foreign currency transactions .........................................            (3,490)
                                                                               ------------
      Net realized gain .................................................            34,384
  Net unrealized depreciation on:
  Investments ...........................................................       (22,157,277)
  Translation of assets and liabilities denominated in foreign currencies              (292)
                                                                               ------------
      Net unrealized depreciation .......................................       (22,157,569)
                                                                               ------------
Net realized and unrealized loss ........................................       (22,123,185)
                                                                               ------------
Net decrease in net assets resulting from operations ....................      $ (2,431,374)
                                                                               ============


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2001 AND 2000

                                                                                                      2001                2000
                                                                                                 ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................       $  19,691,811        $  21,874,492
  Net realized gain (loss) from investments and foreign currency transactions ............              34,384           (5,573,528)
  Net unrealized depreciation on investments and translation of assets and liabilities
   denominated in foreign currencies .....................................................         (22,157,569)         (11,929,553)
                                                                                                 ----------------------------------
      Net increase (decrease) in net assets resulting from operations ....................          (2,431,374)           4,371,411
 Distributions to shareholders from:
  Net investment income ..................................................................         (21,677,601)         (21,625,478)
  Net realized gains .....................................................................                  --           (1,541,218)
                                                                                                 ----------------------------------
 Total distributions to shareholders .....................................................         (21,677,601)         (23,166,696)
 Capital share transaction: (Note 2) .....................................................           1,965,694                   --
                                                                                                 ----------------------------------
      Net decrease in net assets .........................................................         (22,143,281)         (18,795,285)
Net assets:
 Beginning of year .......................................................................         220,741,743          239,537,028
                                                                                                 ----------------------------------
 End of year .............................................................................       $ 198,598,462        $ 220,741,743
                                                                                                 ==================================
Undistributed net investment income included in net assets:
 End of year .............................................................................       $   3,028,062        $   5,017,339
                                                                                                 ==================================


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)


Cash flow from operating activities:
 Dividends and interest received ....................................................................               $    19,795,883
 Operating expenses paid ............................................................................                    (2,530,540)
 Interest expense paid ..............................................................................                    (4,455,000)
                                                                                                                    ---------------
      Cash provided - operations ....................................................................                    12,810,343
                                                                                                                    ===============
Cash flow from investing activities:
 Investment purchases ...............................................................................                (1,195,292,558)
 Investment sales and maturities ....................................................................                 1,203,217,805
                                                                                                                    ---------------
      Cash provided - investments ...................................................................                     7,925,247
                                                                                                                    ===============
Cash flow from financing activities:
 Distributions to shareholders ......................................................................                   (19,711,907)
                                                                                                                    ---------------
      Cash used - financing .........................................................................                   (19,711,907)
                                                                                                                    ===============
Net change in cash ..................................................................................                     1,023,683
Cash at beginning of year ...........................................................................                            --
                                                                                                                    ---------------
Cash at end of year .................................................................................               $     1,023,683
                                                                                                                    ===============

RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001

Net investment income ...............................................................................               $    19,691,811
 Amortization income ................................................................................                    (6,493,310)
 Amortization of note issuance costs ................................................................                        39,803
 Increase in dividends and interest receivable ......................................................                      (304,859)
 Decrease in other liabilities ......................................................................                      (123,102)
                                                                                                                    ---------------
Cash provided - operations ..........................................................................               $    12,810,343
                                                                                                                    ===============


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks high current income consistent with preservation of capital. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

f. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. As of August 31, 2001, the Fund estimates that the current cumulative adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $43,224.


2. SHARES OF BENEFICIAL INTEREST

At August 31, 2001, there were unlimited number of shares authorized ($0.01 par value). During the year ended August 31, 2000, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the year ended August 31, 2001, 251,794 shares were issued for $1,965,694 from reinvested distributions.


3. SENIOR FIXED-RATE NOTES

On August 24, 1998, the Fund issued $75 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 5.94% per year, to maturity on August 31, 2003. The Notes were issued in a private placement, and are not available for resale; therefore, no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 2001.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.


4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of .75% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (continued)


5. INCOME TAXES

At August 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $312,831,334 was as follows:

        Unrealized appreciation ...........................       $ 26,886,008
        Unrealized depreciation ...........................        (71,989,597)
                                                                  ------------
        Net unrealized depreciation .......................       $(45,103,589)
                                                                  ============

At August 31, 2001, the fund has tax basis capital losses of $6,255,450 which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2008 ..............................................        $5,088,195
         2009 ..............................................         1,167,255
                                                                    ----------
                                                                    $6,255,450
                                                                    ==========


At August 31, 2001, the Fund has deferred capital losses and deferred currency losses occurring subsequent to October 31, 2000 of $2,975,713 and $3,490 respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale and foreign currency transactions.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2001 aggregated $87,887,565 and $90,748,114, respectively.


7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 70.9% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At August 31, 2001, the Fund held defaulted securities with a value aggregating $2,972,688 representing 1.5% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (continued)


8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At August 31, 2001, the fund held one restricted security representing .37% of the Fund's net assets.

PRINCIPAL                                                                    ACQUISITION
 AMOUNT        ISSUER                                                            DATE              COST               VALUE
----------------------------------------------------------------------------------------------------------------------------------
$765,361       Atherton Franchise Capital, LP, 13.073%, 12/01/08                04/28/94         $765,361           $742,400


9. OTHER CONSIDERATIONS

Advisers, as the Fund's investment manager, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations, or on creditors committees. Currently Advisers serves on the Official Committee of Unsecured Creditors of Anacomp Inc., Metrocall Inc., and Talon Automotive Group Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. Advisers has not nor does it intend to sell any of its holdings in these securities while in possession of such information.

FRANKLIN UNIVERSAL TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN UNIVERSAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Universal Trust (the "Fund") at August 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
October 3, 2001

FRANKLIN UNIVERSAL TRUST
Tax Designation


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 11.85% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2001.

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